SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): December 31, 2001

                       W.R. CARPENTER NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)

    STATE OF DELAWARE           333-31187                54-1049647
    (State or other            (Commission              (IRS Employer
    jurisdiction of             File Number)            Identification No.)
    incorporation)

                                1775 Park Street
                                 Selma, CA 93662
              (Address of principal executive offices and zip code)

                                 (559) 891-5271
              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy or Receivership.

On December 31, 2001, W.R. Carpenter North America, Inc. (the "Company") announced that it intends to reorganize under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") and has filed a voluntary chapter 11 petition with the U.S. Bankruptcy Court for the Eastern District of California, Fresno Division (the "Bankruptcy Court") (Case No.01-61990-A-11). In addition, the Company announced that it had filed a Joint Plan of Reorganization (the "Plan") with its subsidiary, UpRight, Inc. ('UpRight"). On June 12, 2001, the Company announced that UpRight had filed a voluntary chapter 11 petition with the
Bankruptcy Court (Case No. 01-15766-A-11). Attached as Exhibit 99.1 and incorporated herein by this reference is a copy of the Company's press release dated December 31, 2001 entitled "W.R. Carpenter Announces Intent to Reorganize Under Chapter 11 of the U.S. Bankruptcy Code." Attached as Exhibit 99.2 and incorporated herein by this reference is a copy of UpRight's press release dated December 31, 2001 entitled "UpRight Announces Filing of Joint Plan of Reorganization." The Company and UpRight manage, and will continue to manage, their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The filing by the Company constitutes a default under the terms of the Indenture dated as of June 10, 1997, as amended (the "Indenture"), covering the Company's 10-5/8% Senior Subordinated Notes Due 2007. The Company has advised BNY Western Trust Company, trustee under the Indenture, of the filing.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1 Press Release of W.R. Carpenter North America, Inc. dated December 31, 2001

99.2  Press Release of UpRight, Inc. dated December 31, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 31, 2001

W.R. CARPENTER NORTH AMERICA, INC.

By /s/    Graham D. Croot, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Title

99.1 W.R. Carpenter North America, Inc. press release dated December 31, 2001 entitled "W.R. Carpenter Announces Intent to Reorganize Under Chapter 11 of the U.S. Bankruptcy Code "

99.2 UpRight, Inc. press release dated December 31, 2001 entitled "UpRight Announces Filing of Joint Plan of Reorganization"



                                  EXHIBIT 99.1

News Release

December 31, 2001

Source:  W. R. Carpenter North America, Inc.

Contact: Graham D. Croot, W.R. Carpenter North America, Inc. (559) 891-5271

SELMA, CA DECEMBER 31, 2001 - W.R. Carpenter North America, Inc. ("W.R. Carpenter" or the "Company") today announced that it intends to reorganize under chapter 11 of the U.S. Bankruptcy Code, and has filed a voluntary chapter 11 petition with the U.S. Bankruptcy Court for the Eastern District of California, Fresno Division (the "Bankruptcy Court"). In addition, the Company announced that it had filed a Joint Plan of Reorganization (the "Plan") with its subsidiary, UpRight, Inc. ("UpRight"). On June 12, 2001, W.R. Carpenter announced that UpRight had filed a voluntary chapter 11 petition with the Bankruptcy Court.

                                                               * * *
W.R. Carpenter has serves as a holding company for its operating subsidiary, UpRight, Inc., a manufacturer of aerial work platforms, which are distributed through a network of domestic and international dealers and industrial equipment rental companies. The Company is headquartered in Selma, California.

W.R. Carpenter notes that the forward-looking statements in this announcement involve risks and uncertainties, including the ability of UpRight to protect operating liquidity and restructure its debt, and other risks as detailed from time to time in the W.R. Carpenter's SEC reports. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning possible or future results of operations on W.R. Carpenter. Forward-looking statements are not guarantees of future performance. Such forward-looking statements involve certain risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.

                                                            EXHIBIT 99.2


News Release

December 31, 2001

Source:  UpRight, Inc.

Contact: Andrew Paul (559) 891-5200
                  apaul@upright.com

SELMA, CA - DECEMBER 31, 2001 - UpRight, Inc. ("UpRight" or the "Company") announced today that a Joint Plan of Reorganization (the "Plan") has been filed by the Company with U.S. Bankruptcy Court for the Eastern District of California, Fresno Division. The Plan has been filed in conjunction with UpRight's parent, W.R. Carpenter North America, Inc. ("WR Carpenter"), which also filed a voluntary chapter 11 petition today. This action is part of the overall strategy designed to enable the reorganized entities to emerge from Chapter 11 in the first half of 2002.

UpRight filed voluntary chapter 11 petition in mid-June 2001. Since then the Company re-commenced production in early July, and has continued uninterrupted since then. Product support, warranty coverage, parts availability, sales and service coverage have also been uninterrupted.


"In the past two months UpRight has announced a long term supply agreement with a large global organization and has been appointed a primary supplier for two major rental companies", commented Leigh Sparrow, V.P. Global Sales and Distribution. "We also believe that with our global distribution network, full product line, the UpRight reputation and modern production facilities, we will be well placed to benefit from the upturn in our industry that is expected to occur during the latter half of 2002."

"The Joint Plan of Reorganization filed today is the result of extensive negotiations with the Committee of Unsecured Creditors appointed in the UpRight case (the "Committee"). This Plan has the full support of the Committee and the equity holders of the companies, and will result in very substantial distributions to our creditors" commented Ian Menzies, President and CEO of UpRight. "We further believe that the Plan, when implemented, will create a sound capital structure with the merger of UpRight and W.R. Carpenter. The ongoing enterprise will preserve hundred of jobs, maintain relationships with vendors and make distributions to creditors substantially in excess of that which could be made under any other alternatives".

                                                               * * *
UpRight is a manufacturer of aerial work platforms, which are distributed through a network of domestic and international dealers and industrial equipment rental companies. With over 50 years experience, UpRight produces aerial work platforms that provide superior access to overhead construction and maintenance tasks at new buildings, auditoriums, stadiums and arenas, schools, churches, hospitals, airports, airplanes, warehouses, retail shopping malls. The company manufactures and sells self-propelled devices, such as scissor lifts, articulated arm lifts and mast lifts. UpRight's products also include portable personnel lifts, telescopic handlers, trailer-mounted boom lifts and aluminum scaffolding. UpRight is a wholly owned subsidiary of W.R. Carpenter North America, Inc., which is headquartered in Selma, California.


W.R. Carpenter notes that the forward-looking statements in this announcement involve risks and uncertainties, including the ability of UpRight to protect operating liquidity and restructure its debt, and other risks as detailed from time to time in the W.R. Carpenter's SEC reports. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning possible or future results of operations on W.R. Carpenter. Forward-looking statements are not guarantees of future performance. Such forward-looking statements involve certain risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.